UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	20-2777218
1-04928	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	56-0205520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC
Duke Energy	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC
Duke Energy	3.85% Senior Notes due 2034	DUK 34	New York Stock Exchange LLC
Duke Energy	3.75% Senior Notes due 2031	DUK31A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 2, 2026, Duke Energy Carolinas, LLC (“DEC”) reached a partial settlement (the “Stipulation”) with the Public Staff – North Carolina Utilities Commission (the “Public Staff”) in connection with DEC's application for adjustment of rates and charges and for Performance Based Regulation (“PBR”) filed with the North Carolina Utilities Commission (“NCUC”) on November 20, 2025. Testimony consistent with the Stipulation will be filed next week. The Stipulation includes, among other things, agreement on certain operating and maintenance costs and project-specific capital expenditures, rider mechanisms, and accounting adjustments.

The Stipulation does not include an agreement on return on equity, capital structure, certain capital investments including the overall Multi-Year Rate Plan capital program, depreciation and decommissioning, storm-related cost recovery, or performance incentive mechanisms, among other items.

The Stipulation will result in a one-time pre-tax accounting charge of approximately $10 million, to be recognized in the second quarter of 2026.

An overview providing additional detail on the Stipulation is attached to this Form 8-K as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Duke Energy Carolinas, LLC Fact Sheet Regarding 2026 Partial Stipulation.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: July 6, 2026	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Corporate Legal Support, Chief Governance Officer and Corporate Secretary

DUKE ENERGY CAROLINAS, LLC

Date: July 6, 2026	By:	/s/ David S. Maltz
	Name:	David S. Maltz
	Title:	Vice President, Chief Governance Officer, Corporate Secretary and Mergers and Acquisitions